UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
AMENDMENT NO. 1
to

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 5, 2011

CHINA CHANGJIANG MINING & NEW ENERGY CO., LTD.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	0-5474	75-2571032
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Seventeenth Floor, Xin Hui Mansion, Gaoxin Road, Hi-Tech Zone, XI’AN P.R. CHINA
(Address of principal executive offices)

710075
(Zip Code)

+86.29.8833.1685
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02(b)	Non-reliance on previously issued financial statements or a related audit report or completed interim review

This report on Form 8-K/A is being filed for the purpose of filing as an exhibit a letter, dated May 31, 2011, from the Company’s prior audit firm in response to the Company’s filing on Form 8-K dated May 31, 2011.

Item 9.01 (d)	Exhibits

There is furnished as part of this report the exhibit listed on the accompanying Index to Exhibits, which is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA CHANGJIANG MINING AND NEW ENERGY COMPANY, LTD

Dated: June 6, 2011	By:	/s/ Chen Wei Dong
	Name:	Chen Wei Dong
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Letter, dated May 31, 2011, from Brock, Schechter & Polakoff, LLP to the Office of the Chief Accountant of the Securities and Exchange Commission